UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 21, 2025

Getty Images Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41453	87-3764229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

605 5th Ave S. Suite 400

Seattle, WA 98104
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 925-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GETY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Exchange Offer & Consent Solicitation

Indenture

Overview

On October 21, 2025, in connection with the settlement of the offer by Getty Images, Inc. (the “Issuer”), a subsidiary of Getty Images Holdings, Inc. (the “Company”), to exchange (the “Exchange Offer”) any and all of the Issuer’s issued and outstanding 9.750% Senior Notes due 2027 (the “Old Notes”) for newly issued unsecured 14.000% Senior Notes due 2028 (the “New Notes”) of the Issuer, and the related solicitation of consents (the “Consent Solicitation”) to certain proposed amendments (the “Proposed Amendments”) to the terms of the indenture governing the Old Notes, the Issuer (i) accepted for exchange $294,686,000 aggregate principal amount of Old Notes validly tendered (and not validly withdrawn) by the holders thereof and (ii) issued New Notes in an aggregate principal amount of $294,686,000 pursuant to an indenture (the “Base Indenture”), as supplemented by the first supplemental indenture thereto (the “First Supplemental Indenture, and together with the Base Indenture, the “New Notes Indenture”), each dated as of October 21, 2025, and each by and among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee.

Interest; Guarantees

The New Notes mature on March 1, 2028, unless earlier redeemed or repurchased. No sinking fund is provided for the New Notes. Cash interest on the New Notes will accrue from October 21, 2025 and is payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2026, at a rate of 14.000% per year. The obligations under the New Notes are senior unsecured obligations of the Issuer and are jointly and severally guaranteed on a senior basis by the same guarantors guaranteeing the Old Notes. No later than 20 business days following the consummation of the Company’s merger-of-equals with Shutterstock, Inc. (“Shutterstock”), pursuant to that certain Agreement and Plan of Merger, dated as of January 6, 2025, by and among, inter alios, the Company and Shutterstock (the “Merger Agreement”, and such merger-of-equals the “Merger”), Shutterstock and its subsidiaries will provide a guarantee of the New Notes.

Optional Redemption

At any time on or prior to the earlier of (i) March 1, 2027 and (ii) the 180th day after the closing date of the Merger, the Issuer may, upon notice, redeem some or all of the New Notes at a price equal to 100.0% of the principal amount of the New Notes redeemed and accrued and unpaid interest, if any, to, but not including, the applicable redemption date.

At any time after the earlier of (i) March 1, 2027 and (ii) the 180th day after the closing date of the Merger, the Issuer may redeem the New Notes at its option, in whole at any time or in part from time to time, upon giving not less than 15 and not more than 60 days’ notice, at the redemption prices set forth in the New Notes Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.

Change of Control

If the Issuer experiences a change of control, the Issuer may be required to offer to repurchase the New Notes from the holders thereof at a purchase price equal to 101.0% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of such repurchase.

Covenants and Events of Default

The terms of the New Notes Indenture, among other things, limit the ability of the Issuer and its restricted subsidiaries to (i) incur or guarantee additional indebtedness or issue disqualified stock or preferred stock; (ii) pay dividends and make other distributions on, or redeem or repurchase, the Issuer’s capital stock; (iii) make certain loans and investments; (iv) prepay, redeem or repurchase indebtedness; (v) incur certain liens securing indebtedness; (vi) enter into certain transactions with affiliates; (vii) consolidate, merge or convey, transfer or lease all or substantially all of its assets; (viii) enter into agreements that restrict the ability of certain restricted subsidiaries to make dividends or other payments to the Issuer; (ix) designate our subsidiaries as unrestricted subsidiaries; and (x) transfer or sell certain assets. These covenants are subject to a number of important conditions, qualifications, exceptions and limitations that are described in the Indenture.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include payment defaults, a failure to pay certain judgments and certain events of bankruptcy and insolvency. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

The New Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or non-U.S. persons located outside of the United States and eligible to participate in an offering of securities pursuant to Regulation S under the Securities Act. The New Notes were not, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The foregoing summary of the New Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Base Indenture and First Supplemental Indenture, filed as Exhibits 4.1 and 4.2 hereto, respectively, and the form of New Notes, filed as Exhibit 4.3 hereto, each of which is incorporated herein by reference.

Third Supplemental Indenture to the Old Notes Indenture

On October 21, 2025, in connection with the Issuer’s acceptance of validly tendered Old Notes, the Issuer confirmed the receipt of consents of at least a majority of the outstanding principal amount of Old Notes (the “Requisite Consents”) to the Proposed Amendments. On October 21, 2025, the Issuer executed a third supplemental indenture to the indenture governing the Old Notes, dated as of October 21, 2025 (the “Third Supplemental Indenture”), by and among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee. The Third Supplemental Indenture became effective upon execution and is operative as of October 21, 2025, following (i) payment by the Issuer of the Total Consideration (as defined in that certain confidential offering memorandum and consent solicitation statement, dated as of September 18, 2025 (the “Exchange Offering Memorandum”)) to holders of Old Notes whose valid tenders were accepted for exchange and (ii) notification to Wilmington Trust, National Association that such payment was made.

The foregoing description of the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.4 and is incorporated herein by reference.

Senior Secured Notes Offering – Indenture & Escrow Agreement

Overview

On October 21, 2025, in connection with the closing of the Issuer’s offer and sale of $628,400,000 aggregate principal amount of the Issuer’s 10.500% senior secured notes due 2030 (the “Senior Secured Notes”), the Issuer (i) issued the Senior Secured Notes to certain initial purchasers in an aggregate principal amount of $628,400,000 pursuant to an indenture, dated as of October 21, 2025 (the “Senior Secured Notes Indenture”), by and among the Issuer, the Senior Secured Notes Guarantors (as defined below) and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent, and (ii) entered into an escrow agreement, dated as of October 21, 2025 (the “Escrow Agreement), by and among the Issuer, U.S. Bank National Association, as escrow agent (in such capacity, the “Escrow Agent”), and U.S. Bank Trust Company, National Association, as trustee.

Interest; Guarantees; Security

The Senior Secured Notes mature on November 15, 2030, unless earlier redeemed or repurchased. No sinking fund is provided for the Senior Secured Notes. Cash interest on the Senior Secured Notes will accrue from October 21, 2025 and is payable semi-annually in arrears on May 15 and November 15 of each year, beginning on May 15, 2026, at a rate of 10.500% per year. The obligations under the Senior Secured Notes are fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by the same guarantors (the “Senior Secured Notes Guarantors”) that guarantee the Company’s credit agreement (the “Credit Agreement”) and existing 11.250% Senior Secured Notes due 2030, and secured by a first priority security interest (on a pari passu basis with the obligations under the Credit Agreement and any other existing and future first lien indebtedness) in substantially all of the existing and future assets of the Issuer and each Senior Secured Notes Guarantor, other than Excluded Property (as defined in the Senior Secured Notes Indenture) and subject to permitted liens and the First Lien Intercreditor Agreement (as defined in the Senior Secured Notes Indenture). Shutterstock and its subsidiaries will provide a guarantee of the Senior Secured Notes no later than 20 business days following the consummation of the Merger.

Escrow; Special Mandatory Redemption

Pursuant to the terms of the Escrow Agreement, the Issuer has caused to be deposited an amount equal to the gross proceeds of the offering of the Senior Secured Notes in an escrow account, secured in favor of the Escrow Agent by a first-priority security interest in the escrow account and all funds deposited therein. Upon release from escrow, Getty Images and the Issuer intend to use such escrowed proceeds furnished by the offering of Senior Secured Notes to pay approximately $350,000,000 of fees, expenses and cash consideration to holders of Shutterstock common stock payable in connection with the Merger (as defined below) and to use the remaining proceeds to refinance certain indebtedness of Shutterstock and pay fees and expenses in connection with this offering.

In the event that (i) the Merger Agreement is terminated on or prior to October 6, 2026, or (ii) the Issuer informs the Escrow Agent that in the reasonable judgment of the Issuer, the Merger will not be consummated on or prior to October 6, 2026, the Senior Secured Notes will be redeemed in accordance with a special mandatory redemption at a redemption price equal to 100% of the issue price of the Senior Secured Notes plus accrued and unpaid interest, if any, from the date of issuance or the most recent date to which interest has been paid or provided for, to, but not including, the date of such redemption.

Optional Redemption

At or any time prior to November 15, 2027, the Issuer may redeem the Senior Secured Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Senior Secured Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the redemption date.

On or after November 15, 2027, the Issuer may redeem the Senior Secured Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at the redemption prices set forth in the Senior Secured Notes Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Issuer may also redeem the Senior Secured Notes prior to November 15, 2027, at any time or from time to time, in an amount equal to the net cash proceeds received by the Issuer or any parent thereof from any equity offering at a redemption price equal to 110.500% of the principal amount plus accrued and unpaid interest, if any, to but excluding the redemption date, in an aggregate principal amount for all such redemptions not to exceed 40% of the aggregate principal amount of the Senior Secured Notes (calculated after giving effect to any issuance of additional notes that are Senior Secured Notes), provided that the redemption takes place not later than 180 days after the closing of the related equity offering; and not less than 50% of the aggregate principal amount of the Senior Secured Notes remains outstanding immediately thereafter (excluding Senior Secured Notes held by the Company or any of its restricted subsidiaries), unless all such Senior Secured Notes are redeemed substantially concurrently.

Change of Control

If the Issuer experiences a change of control, the Issuer may be required to make an offer to repurchase the Senior Secured Notes from the holders thereof at a purchase price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of such repurchase.

Covenants and Events of Default

The terms of the Senior Secured Notes Indenture, among other things, limit the ability of the Issuer and its restricted subsidiaries to (i) incur or guarantee additional indebtedness or issue disqualified stock or preferred stock; (ii) pay dividends and make other distributions on, or redeem or repurchase, the Issuer’s capital stock; (iii) make loans and investments; (iv) prepay, redeem or repurchase indebtedness; (v) incur liens securing indebtedness; (vi) enter into transactions with affiliates; (vii) consolidate, merge or convey, transfer or lease all or substantially all of its assets; (viii) enter into agreements that restrict the ability of restricted subsidiaries to make dividends or other payments to the Issuer; (ix) designate our subsidiaries as unrestricted subsidiaries; and (x) transfer or sell assets. These covenants are subject to a number of important conditions, qualifications, exceptions and limitations that are described in the Senior Secured Notes Indenture.

The Senior Secured Notes Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include payment defaults, a failure to pay certain judgments and certain events of bankruptcy and insolvency. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Senior Secured Notes Indenture.

The Senior Secured Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act or non-U.S. persons located outside of the United States and eligible to participate in an offering pursuant to Regulation S under the Securities Act. The Senior Secured Notes were not, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The foregoing summary of the (i) Senior Secured Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Senior Secured Notes Indenture, filed as Exhibit 4.5 hereto, and the form of Senior Secured Notes, filed as Exhibit 4.6 hereto, each of which is incorporated herein by reference and (ii) Escrow Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Escrow Agreement, filed as Exhibit 4.7.

Certain Relationships

J.P. Morgan Securities LLC, the dealer manager for the Exchange Offer and Consent Solicitation and representative to the initial purchasers of the Senior Secured Notes, and its affiliates from time to time have provided in the past and may provide in the future various securities trading, commercial banking, investment banking, financial advisory, structuring, investment management, investment research, principal investment, hedging, financing, brokerage, and other financial services in the ordinary course of business to the Issuer, the Company, and their affiliates, and as such are entitled to customary fees and expenses in connection therewith. In addition, an affiliate of J.P. Morgan Securities LLC has acted as an arranger in prior financing transactions involving the Company and the Issuer.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

Item 8.01 Other Events

Exchange Offer and Consent Solicitation – Final Results

On October 20, 2025, the Issuer issued a press release announcing the final results of the previously announced Exchange Offer and Consent Solicitation. As of 5:00 p.m., New York City time, on October 17, 2025, representing the expiration time of the Exchange Offer, $294,686,000 aggregate principal amount of Old Notes were validly tendered (and not validly withdrawn) in the Exchange Offer, representing 98.23% of the total outstanding Old Notes tendered (and therefore consents validly delivered and not validly revoked). On October 21, 2025, the Issuer has confirmed acceptance of all tendered Old Notes. As a result, the Issuer issued New Notes in an aggregate principal amount of $294,686,000 in exchange for the $294,686,000 aggregate principal amount of Old Notes validly tendered.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the New Notes or any other securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful. A copy of the press release announcing the final results of the Exchange Offer and Consent Solicitation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Exchange Offer and Consent Solicitation – Settlement

On October 21, 2025, the Issuer issued a press release announcing the settlement of the previously announced Exchange Offer and Consent Solicitation. According to Accuratus Tax and CA Services LLC, using the commercial names “Bondholder Communications Group” or “Bondcom”, the information and exchange agent for the Exchange Offer and Consent Solicitation, $294,686,000 aggregate principal amount of Old Notes were validly tendered (and not validly withdrawn) in the Exchange Offer by the Issuer and $5,314,000 aggregate principal amount of Old Notes remain outstanding. A copy of the press release announcing the settlement of the Exchange Offer and Consent Solicitation is included as Exhibit 99.2 hereto and incorporated by reference herein.

Senior Secured Notes Offering - Closing

On October 21, 2025, the Issuer issued a press release announcing the closing of the previously announced offering of Senior Secured Notes.

The offering of the Senior Secured Notes was made in connection with Getty Images’ previously announced proposed Merger with Shutterstock, creating a premier visual company. Pursuant to the terms of the Escrow Agreement, the Issuer has caused to be deposited an amount equal to the gross proceeds of the offering of the Senior Secured Notes in an escrow account, secured in favor of the Escrow Agent by a first-priority security interest in the escrow account and all funds deposited therein. Upon release from escrow, Getty Images and the Issuer intend to use such escrowed proceeds furnished by the offering of Senior Secured Notes to pay approximately $350,000,000 of fees, expenses and cash consideration to holders of Shutterstock common stock payable in connection with the Merger (as defined below) and to use the remaining proceeds to refinance certain indebtedness of Shutterstock and pay fees and expenses in connection with this offering.

The Senior Secured Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Senior Secured Notes have not been and will not be registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the Senior Secured Notes or any other securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful. A copy of the press release announcing the closing of the offering of the Senior Secured Notes is included as Exhibit 99.2 hereto and incorporated by reference herein.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that reflect management’s current expectations, plans, and assumptions that management has made in light of their experience in the industry, as well as their perceptions of historical trends, current conditions, expected future developments, and other factors they believe are appropriate under the circumstances and at such time. Forward-looking statements include information concerning possible or assumed future results of operations, including statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity, the application of the proceeds from the offering of the Senior Secured Notes, the compliance with the terms and conditions of the Escrow Agreement, the consummation of the Merger and compliance with the terms and conditions of the Merger Agreement.. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” and other similar expressions or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words.

These forward-looking statements are subject to and involve risks, uncertainties, and assumptions that may cause the Company’s actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. Important factors that could lead to such material differences include, but are not limited to, the risks and uncertainties associated with the Exchange Offer and Consent Solicitation and offering and sale of the Senior Secured Notes. You are cautioned not to place undue reliance on forward-looking statements, which represent management’s beliefs and assumptions only as of the date of this Current Report. Actual future results may differ materially from what the Company expects. Important factors that could cause actual results to differ materially from the Company’s expectations are discussed in the section entitled “Risk Factors” set forth in each of the Exchange Offering Memorandum and that certain offering memorandum, dated as of October 6, 2025, setting forth the terms of the offer and sale of the Senior Secured Notes, as well as under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”). These factors should not be considered exhaustive and should be read together with other cautionary statements included in the Company’s filings with the SEC. The Company expressly disclaims any obligation to publicly update or revise any forward-looking statements contained in this Current Report, whether as a result of new information, future developments, or otherwise, except as required by applicable federal securities law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of October 21, 2025, by and among Getty Images, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee
4.2	First Supplemental Indenture, dated as of October 21, 2025, by and among Getty Images, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee
4.3	Form of 14.000% Senior Secured Notes due 2028 included as Exhibit A to Exhibit 4.1
4.4	Third Supplemental Indenture, dated as of October 21, 2025, by and among Getty Images, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee
4.5	Indenture, dated as of October 21, 2025, by and among Getty Images, Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent
4.6	Form of 10.500% Senior Secured Notes due 2030 included as Exhibit A to exhibit 4.5
4.7	Escrow Agreement, dated as of October 21, 2025, by and among U.S. Bank National Association, as Escrow Agent, U.S. Bank Trust Company, National Association, as trustee, and Getty Images, Inc.
99.1	Press Release announcing the final results of the exchange offer and consent solicitation, dated October 20, 2025
99.2	Press Release announcing the settlement of the exchange offer and consent solicitation and closing of the offering of the 10.500% Senior Secured Notes due 2030, dated October 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Getty Images Holdings, Inc.

By:	/s/ Kjelti Kellough
	Name:	Kjelti Kellough
	Title:	Senior Vice President, General
Counsel, and Corporate Secretary

Date: October 21, 2025